UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 17, 2008

United eSystems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-49745	91-2150635
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number

15431 O’Neal Road Gulfport, MS		39503
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (228) 832-1597

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.  Registrant’s Business and Operations.

Item 1.01.  Entry into a Material Definitive Agreement

On September 17 2008, Netcom Data Corp. (“NDC”), a wholly owned subsidiary of Netcom Data Southern Corp. (“NDS”), which, in turn, is wholly owned subsidiary of United eSystems, Inc. (the “Company”), entered into and closed a Purchase Agreement (the “Purchase Agreement”) with Net Com Data Corp of N.Y., (“NCNY”) and American Timeshare Associates, Inc. (“ATA”, together with NCNY, the “Sellers”).  Pursuant to the Purchase Agreement, the Sellers assigned to NDC all of their rights and obligations under a certain Independent Sales Organization Agreement (the “Bank Agreement”) with Michigan National Bank, which has been succeeded by LaSalle Bank, N.A. (“LaSalle”).  The terms of the Bank Agreement allow customers of the Sellers to utilize the merchant processing services provided by LaSalle.  Effective upon the assignment, the Bank Agreement together with a similar agreement between NDC and LaSalle were terminated, modified and restated pursuant to a Service Agreement with the Bank (the “Service Agreement”), which terminated NDC’s right to add new merchants and additional locations for existing merchants to the Service Agreement.  As a result of the assignment of the Bank Agreement to NDC and the entering into the Service Agreement, NDC will perform certain services previously provided by the Sellers under the Bank Agreement and will receive all payment due therefore from LaSalle, its successors and assigns under the Service Agreement.  The total purchase price paid to the Sellers pursuant to the Purchase Agreement consisted of $2,275,000 in cash and 3,200,000 restricted shares of common stock of the Company.  In addition, in connection with the Purchase Agreement, the Company paid Sellers $25,000 as a non-accountable expense allowance.  Of the total purchase price, $250,000 of the cash and 350,000 shares of common stock of the Company are being held in escrow with one-half of the escrow being held for a period of 6 months and the remaining one-half for a period of one year and the purchase price and cash and shares to be received by the Sellers from escrow are subject to reduction based on the average monthly net revenue and cancellation fees received by NDC under the Service Agreement that are attributable to the Sellers’ merchant accounts.

In order to facilitate the cash payment due at the closing of the Purchase Agreement, on September 17, 2008, the Company, NDC, NDS, and United Check Services, L.L.C., a wholly owned subsidiary of the Company (“UCS”, together with the Company, NDC, and NDS, the “Debtors”) borrowed $2,128,500 from Thermo Credit, LLC, a Colorado limited liability company (the “Lender”) pursuant to a Loan, Pledge, and Security Agreement (the “Loan Agreement”) and a Promissory Note (the “Note”) which provide for interest at the greater of 15% per annum or 8% in excess of the prime rate, plus other fees.  Accrued and unpaid interest on the outstanding principal balance of the Note is due and payable monthly commencing on October 31, 2008 and the Note matures and becomes due in full on March 17, 2009, with the Company having the right to extend the maturity to September 17, 2009 with Lender’s approval (not to be unreasonably withheld or delayed).  In the event of such extension, the Note is payable as follows:  (a) one payment of accrued and unpaid interest on March 31, 2009;  (b) five monthly payments of principal plus accrued and unpaid interest thereon in an amount necessary to amortize the outstanding principal balance of the Note as of March 17, 2009 over a period of 24 months commencing on April 30, 2009 and continuing on the same day of each calendar month thereafter (or if no such corresponding date, on the last date of such calendar month); and (c) a final payment of all principal plus accrued and unpaid interest on September 17, 2009.  The Loan Agreement grants the Lender a security interest in all of the assets, now owned, or hereafter acquired by the Debtors, and pledges all of the outstanding common stock of NDC and NDS and all of the outstanding membership interests of UCS to the Lender.

In connection with the Loan Agreement, on September 17, 2008, the Debtors, the Lender, and Robert J. Sorrentino entered into and closed a Subordination Agreement (the “Subordination Agreement”).  Pursuant to the Subordination Agreement, the Company’s indebtedness to Mr. Sorrentino (“Sorrentino Loan”) and the security interests securing that indebtedness, as previously disclosed in the Company’s Form 8-K filed with the SEC on August 28, 2008, were subordinated to the indebtedness and security interests of the Lender.

Also in connection with the Loan Agreement, on September 17, 2008, Leon Nowalsky, a significant shareholder of the Company, and Mr. Sorrentino entered into a Pledge and Control Agreement (the “Pledge Agreement”) with the Lender.  Pursuant to the Pledge Agreement, Messrs. Nowalsky and Sorrentino pledged, as additional security for the loan to the Debtors by the Lender, all of their respective shares of the Company’s common stock owned as of the closing date.  Messrs. Nowalsky and Sorrentino also serve as members of the board of directors of the Lender.

On September 17, 2008, the Company issued 2,000,000 shares of its restricted common stock to Robert J. Sorrentino in consideration for the $500,000 non-interest bearing loan provided to the Company on August 22, 2008 by Mr. Sorrentino, as disclosed in the Company’s Form 8-K filed with the SEC on August 28, 2008.  On September 22, 2008, the Company issued an additional 2,800,000 share of its restricted common stock to

Mr. Sorrentino in consideration for the assets pledged by Mr. Sorrentino to facilitate the loan from the Lender described above.

The common stock and the promissory note described above were offered and sold without registration under the Securities Act of 1933, as amended, in reliance upon the exemption provided by Section 4(2) and Rule 506 of Regulation D promulgated thereunder, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act.  An appropriate restricted legend was placed on the securities issued.

The foregoing descriptions of the Purchase Agreement, the Note, the Loan Agreement, the Subordination Agreement, the Pledge Agreement, and the Service Agreement do not purport to be complete and are qualified in their entirety by reference to the respective agreements which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, to this Current Report and are incorporated herein by reference.

Section 2.  Financial Information.

Item 2.01.  Completion of Acquisition of Assets

See Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 2.03.  Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Section 3.  Securities and Trading Markets.

Item 3.02.  Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

	Exhibit Number	Exhibit Title or Description
	10.1	Purchase Agreement dated September 17, 2008 between Netcom Data Corp. and Net Com Data Corp of N.Y. and American Timeshare Associates, Inc.
	10.2	Promissory Note dated September 17, 2008 issued to Thermo Credit, LLC.
	10.3	Loan, Pledge, and Security Agreement dated September 17, 2008 by and among Thermo Credit, LLC and United eSystems, Inc., Netcom Data Southern Corp., Netcom Data Corp. and United Check Services, L.L.C.
10.4
Subordination Agreement dated September 17, 2008 by and among Robert Sorrentino, Thermo Credit, LLC and United eSystems, Inc., Netcom Data Southern Corp, Netcom Data Corp. and United Check Services, L.L.C.

	10.5	Pledge and Control Agreement dated September 17, 2008 by and among Thermo Credit, LLC and Leon Nowalsky and Robert Sorrentino.
	10.6	Service Agreement dated July 31, 2008 between LaSalle Bank, N.A. and Netcom Data Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED eSYSTEMS, INC.

Dated: September 23, 2008	By: /s/ Walter Reid Green, Jr.
Walter Reid Green, Jr.
Chief Financial Officer

UNITED eSYSTEMS, INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
10.1	Purchase Agreement dated September 17, 2008 between Netcom Data Corp. and Net Com Data Corp of N.Y. and American Timeshare Associates, Inc.
10.2	Promissory Note dated September 17, 2008 issued to Thermo Credit, LLC.
10.3	Loan, Pledge, and Security Agreement dated September 17, 2008 by and among Thermo Credit, LLC and United eSystems, Inc., Netcom Data Southern Corp., Netcom Data Corp. and United Check Services, L.L.C.
10.4
Subordination Agreement dated September 17, 2008 by and among Robert Sorrentino, Thermo Credit, LLC and United eSystems, Inc., Netcom Data Southern Corp, Netcom Data Corp. and United Check Services, L.L.C.

10.5	Pledge and Control Agreement dated September 17, 2008 by and among Thermo Credit, LLC and Leon Nowalsky and Robert Sorrentino.
10.6	Service Agreement dated July 31, 2008 between LaSalle Bank, N.A. and Netcom Data Corp.

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